UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 22, 2012 (February 20, 2012)

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

0-1093	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

Named Executive Officer Appointments

On February 22, 2012, the Company announced that Mr. Gregory L. Steiner, President of Kaman Aerospace Group, Inc., the Company’s Aerospace segment, has been appointed to the additional position of Executive Vice President of the Company. Similarly, Mr. Steven J. Smidler, President of Kaman Industrial Technologies Corporation, the Company’s Industrial Distribution segment, has been appointed to the additional position of Executive Vice President of the Company.  As business segment presidents, both of these executives are integral to the performance and growth of Company as a whole and the Executive Vice President titles reflect that importance. The Company also announced that William C. Denninger, the Company’s Senior Vice President and Chief Financial Officer, has been promoted to Executive Vice President and Chief Financial Officer, which reflects his crucial role in achieving the Company’s strategic goals.

There were no changes in compensation, management agreements, or benefits associated with any of these appointments.

The Company’s announcement regarding the appointments is attached to this Form 8-K as Exhibit 99.1.

Amendment to Kaman Corporation 2003 Stock Incentive Plan

At its February 20, 2012 meeting, the Company’s Board of Directors (the “Board”), upon recommendation of the Personnel and Compensation Committee, approved amendments to the Company’s 2003 Stock Incentive Plan (the “Plan”) in order to prohibit the repricing of stock options and stock appreciation rights without shareholder approval (the “Amendment”).  The Company does not intend to reprice stock options or stock appreciation rights without shareholder approval or except in connection with a corporate transaction, as defined in the Amendment.  The adoption of the Amendment formally memorializes the intent of the Company in this regard.

Specifically, the Amendment provides that, except in connection with a corporate transaction, the exercise price of an outstanding stock option or stock appreciation right may not be reduced without shareholder approval, nor may an outstanding stock option or stock appreciation right be surrendered in exchange for cash or other equity awards having an exercise price less than the fair market value of the originally issued stock option or stock appreciation right without shareholder approval.  The Amendment applies to all Plan participants, including all of the Named Executive Officers listed in the Company’s 2011 Proxy Statement filed with the Securities and Exchange Commission on February 28, 2011.

The above summary of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendment.

A copy of the Amendment to the 2003 Stock Incentive Plan is attached to this Form 8-K as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits

(c)         Exhibits

The following documents are filed as Exhibits herewith:

Exhibit 99.1 - Press Release dated February 22, 2012 announcing the appointments for Gregory L. Steiner, Steven J. Smidler and William C. Denninger.

Exhibit 99.2 - Amendment to Kaman Corporation 2003 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Candace A. Clark
Candace A. Clark
Senior Vice President,
Chief Legal Officer and Secretary

Date: February 22, 2012

KAMAN CORPORATION AND SUBSIDIARIES

Index to Exhibits

Exhibit	Description

99.1	Press Release dated February 22, 2012 announcing the appointments for Gregory L. Steiner, Steven J. Smidler and William C. Denninger	Attached

99.2	Amendment to Kaman Corporation 2003 Stock Incentive Plan	Attached